SUPPLEMENT DATED MAY 30, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC LIFE FUNDS –

PL HIGH INCOME FUND

CLASS A, C, I AND ADVISOR SHARES DATED AUGUST 1, 2013

This supplement revises the PL High Income Fund Class A, C, I and Advisor Shares summary prospectus dated August 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Investment Adviser” table is updated to add the following:

C. Robert Boyd, Managing Director and Portfolio Manager	Since 2014